NTG LISTED NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2011 3rd Quarter Report

August 31, 2011

...Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.
Allocation of Portfolio Assets
August 31, 2011 (Unaudited)

A portfolio with an emphasis on natural gas infrastructure MLPs offers favorable fundamentals

DOMESTIC
  ~90% of natural gas consumed domestically comes from the U.S.(1)
  Natural gas provides a means for greater energy independence
ABUNDANT
  The U.S. has enough natural gas to last for 100 years(2)
  Improved technology is enabling natural gas production from new regions around the U.S., such as 20 key shale plays
CLEAN & RELIABLE
  Produces less carbon and sulfur dioxide than coal(3)
  Reliable source versus wind and solar, which rely on the weather(4)
  Desirable fuel for environmentally-friendly power generation
(1)	Energy Information Administration (2009)
(2)	NaturalGas.org (2010)
(3)	Environmental Protection Agency
(4)	IFC International (2009)

September 30, 2011

Dear Fellow Stockholders,

August brought an interesting end to our third fiscal quarter. The broader equity markets were highly volatile, as investors struggled to process rapidly changing news and market conditions.

As we are now in prime football season, you could think of natural gas infrastructure MLPs as solid offensive and defensive lines. Such positions do not get the flashy media attention that quarterbacks, running backs and wide receivers often do. However, without strong offensive and defensive lines, a team cannot win a championship. Likewise, natural gas infrastructure MLPs provide indispensable services. As a defensive sector, they have historically provided stability across economic cycles, but their offensive line continues to provide substantial, identifiable, contract-based infrastructure growth opportunities. As such, we continue to view natural gas infrastructure MLPs as a particularly attractive addition to an investor’s portfolio.

Master Limited Partnership Sector Review and Outlook

MLPs outperformed the S&P 500 during each month of the fiscal quarter, particularly so in the month of August. Overall, the Tortoise MLP Index™ posted a total return of (2.2) percent for the three month period ended Aug. 31, 2011, significantly outperforming that of the S&P 500’s total return of (8.9) percent for the same period. We believe the positive relative performance of MLPs was driven by the strength and predictability of their business models, as well as their attractive high current yield in a continuing low interest rate environment.

We focus primarily on natural gas infrastructure MLPs, which have historically provided stable and growing distribution potential with a modest risk profile. While earlier in fiscal 2011, against a backdrop of commodity price volatility, the more commodity-sensitive MLPs generated superior short-term returns, pipeline MLPs significantly outperformed upstream MLPs during the month of August. The Tortoise Long-Haul Pipelines MLP Index™ generated a total return of (0.7) percent for the month ending Aug. 31, 2011, as compared to (3.9) percent for the Tortoise Upstream MLP Index™ during the same period.

Demand for natural gas continues to increase, with over 17.1 billion incremental cubic feet per day expected through 2020. A significant portion of this additional demand stems from power generation companies’ conversion to natural gas. Natural gas provides a clean, reliable and inexpensive alternative to coal. We continue to see substantial infrastructure growth opportunities to accommodate the growing demand for natural gas.

Company Performance Review and Outlook

Our total return based on market value (including the reinvestment of distributions) for the third fiscal quarter ended Aug. 31, 2011 was (3.4) percent, as compared to the total return of the Tortoise MLP Index™ of (2.2) percent during the same period. For the nine months ended Aug. 31, 2011, our market-based total return was 6.2 percent, as compared to the total return of the Tortoise MLP Index™ of 4.6 percent for the same period.

We paid a distribution of $0.41 per share ($1.64 annualized) to our stockholders on Sept. 1, 2011, an increase of 0.6 percent from our prior quarterly distribution of $0.4075. This represents an annualized yield of 6.7 percent based on the third fiscal quarter closing price of $24.41. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal quarter was 98.4 percent. For tax purposes, we currently expect at least 90 percent of NTG’s 2011 distributions to be characterized as return of capital, with the remainder characterized as qualified dividend income. A final determination of the characterization will be made in January 2012.

Additional information about our financial performance is available in the Management’s Discussion section of this report.

Conclusion

It is in times like these that we remain particularly steadfast in our view that natural gas infrastructure MLPs provide investors with an attractive long-term investment opportunity across varying economic conditions. Thank you for your continued investment.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2011 3rd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from July 30,
	2010(1) through	2011
	November 30, 2010	Q1(2)	Q2(2)	Q3(2)
Total Income from Investments
Distributions received from master limited partnerships	$20,896	$24,415	$24,035	$24,081
Dividends paid in stock	1,075	1,042	1,538	1,511
Interest and dividend income	182	—	—	—
Other income	—	200	80	—
Total from investments	22,153	25,657	25,653	25,592
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,910	2,736	2,885	2,789
Other operating expenses	441	349	381	352
	3,351	3,085	3,266	3,141
Distributable cash flow before leverage costs and current taxes	18,802	22,572	22,387	22,451
Leverage costs(3)	1,708	3,330	3,412	3,438
Current income tax expense	—	12	7	7
Distributable Cash Flow(4)	$17,094	$19,230	$18,968	$19,006
Distributions paid on common stock	$16,346	$18,502	$18,502	$18,693
Distributions paid on common stock per share	0.3600	0.4075	0.4075	0.4100
Payout percentage for period(5)	95.6%	96.2%	97.5%	98.4%
Net realized gain, net of income taxes, for the period	208	9,458	6,453	1,228
Total assets, end of period	1,524,903	1,678,362	1,580,414	1,521,935
Average total assets during period(6)	1,238,974	1,603,721	1,656,212	1,568,210
Leverage(7)	350,700	348,200	347,300	345,000
Leverage as a percent of total assets	23.0%	20.7%	22.0%	22.7%
Net unrealized appreciation, end of period	67,396	156,883	106,542	77,527
Net assets, end of period	1,131,120	1,208,832	1,140,822	1,095,414
Average net assets during period(8)	1,087,459	1,164,610	1,177,775	1,120,242
Net asset value per common share	24.91	26.62	25.13	24.03
Market value per common share	24.14	25.14	25.70	24.41
Shares outstanding	45,404,188	45,404,188	45,404,188	45,593,328

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments	N/M	6.49%	6.15%	6.47%
Operating expenses before leverage costs and current taxes	0.80%	0.78%	0.78%	0.79%
Distributable cash flow before leverage costs and current taxes	N/M	5.71%	5.37%	5.68%
As a Percent of Average Net Assets
Distributable cash flow(4)	N/M	6.70%	6.39%	6.73%

(1)	Commencement of operations.
(2)	Q1 is the period from December through February, Q2 is the period from March through May, Q3 is the period from June through August.
(3)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(4)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, implied distributions included in direct placement discounts, and amortization of debt issuance costs; and decreased by current taxes paid.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values for the period.
(9)	Annualized for periods less than one full year. Certain of the ratios for the period from July 30, 2010 through November 30, 2010 are not meaningful due to partial investment of initial offering and leverage proceeds.

2	Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We completed our initial public offering and commenced operations on July 30, 2010. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets decreased approximately $58 million during the 3rd quarter primarily as a result of lower market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations and asset-based and other operating expenses declined from the previous quarter. Total leverage as a percent of total assets was relatively unchanged and we increased our quarterly distribution to $0.41 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our current and estimated future DCF in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains), if any. Realized gains, expected tax benefits and deferred taxes are not included in our DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many energy infrastructure companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

2011 3rd Quarter Report	3

Management’s Discussion (Unaudited)
(Continued)

Total distributions received from our investments for the 3rd quarter 2011 was approximately $25.6 million, a slight decrease as compared to 2nd quarter 2011. While we received increased distributions from MLPs for the quarter, a reduction in one-time commitment fees for direct MLP investments as compared to the 2nd quarter 2011 offset the increased distributions. On an annualized basis, total distributions for the quarter equates to 6.47 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.79 percent of average total assets for the 3rd quarter 2011, relatively unchanged as compared to the 2nd quarter 2011. Advisory fees for the 3rd quarter 2011 decreased 3.3 percent as compared to 2nd quarter 2011 as a result of decreased average managed assets for the quarter as discussed above. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets through July 27, 2011, 0.20 percent of average managed assets from July 28, 2011 through December 31, 2012, with further reductions in the fee waiver of 0.05 percent of average managed assets per calendar year through 2015. Other operating expenses decreased approximately $29,000 as compared to 2nd quarter 2011, primarily as a result of a decrease in professional fees and estimated franchise expenses.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes increased approximately $26,000 as compared to the 2nd quarter 2011. This increase reflects the net additional interest expense for the quarter from the issuance of $25 million of notes in mid-May. Net proceeds from the issuance were used to reduce the outstanding balance on our bank credit facility.

The weighted average annual rate of our leverage at August 31, 2011 was 3.79 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 3rd quarter 2011, our DCF was approximately $19.0 million, a slight increase as compared to 2nd quarter 2011. This change is the net result of changes in distributions and expenses as outlined above. We declared a distribution of $18.7 million, or $0.41 per share, during the quarter. This represents an increase of $0.0025 per share as compared to 2nd quarter 2011.

Our distribution payout ratio as a percentage of DCF was 98.4 percent for 3rd quarter 2011. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2011 YTD and 3rd quarter 2011 (in thousands):

	2011 YTD	3rd Qtr 2011
Net Investment Loss, before Income Taxes	$(17,235)	$(5,148)
Adjustments to reconcile to DCF:
Dividends paid in stock	4,091	1,511
Distributions characterized as return of capital	69,771	22,553
Distribution included in direct placement discount	317	—
Amortization of debt issuance costs	286	97
Current income tax expenses	(26)	(7)
DCF	$57,204	$19,006

Liquidity and Capital Resources

We had total assets of $1.522 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 3rd quarter 2011, total assets decreased $58 million. This change was primarily the result of a $67 million decrease in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net purchases of approximately $5 million and an increase in receivables for investments sold of $4 million.

We issued 189,140 shares of our common stock during the quarter under our dividend reinvestment plan for a total of approximately $4.8 million. We used a portion of the proceeds to reduce leverage and make additional investments.

Total leverage outstanding at August 31, 2011 was $345 million, a slight decrease as compared to May 31, 2011. Outstanding leverage is comprised of $255 million in senior notes, $90 million in preferred shares and no outstanding balance on the credit facility, with 88.4 percent of leverage with fixed rates and a weighted average maturity of 6.6 years. Total leverage represented 22.7 percent of total assets at August 31, 2011, below our long-term target of 25 percent of total assets. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $345 million is comprised of 74 percent private placement debt and 26 percent private placement preferred equity with a weighted average rate of 3.74 percent and remaining weighted average laddered maturity of approximately 6.6 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through September 21, 2012. Terms of the amendment provide for an unsecured facility of $65 million, a reduction of $15 million from the previous facility. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent with a fee of 0.20 percent on any unused balance.

4	Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)
(Continued)

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

The portion of our distribution that is not income is treated as a return of capital. A holder of our common stock will reduce their cost basis for income tax purposes by the amount designated as return of capital. For tax purposes, the distribution to common stockholders for the fiscal year ended 2010 was 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by an amount equal to the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of the distribution to common stockholders for the fiscal year ended 2010 was 100 percent return of capital. We currently estimate that 0 to 10 percent of 2011 distributions will be characterized as qualified dividend income for tax purposes with the remaining percentage characterized as return of capital. Final determination will be made after the completion of our fiscal year.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2011, our investments are valued at approximately $1.514 billion, with an adjusted cost of $1.391 billion. The $123 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At August 31, 2011, the balance sheet reflects a net deferred tax liability of approximately $49 million or $1.07 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

2011 3rd Quarter Report	5

Schedule of Investments August 31, 2011
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 137.9%(1)

Natural Gas/Natural Gas Liquids Pipelines — 81.9%(1)
United States — 81.9%(1)
Boardwalk Pipeline Partners, LP	3,793,900	$95,226,890
El Paso Pipeline Partners, L.P.	3,483,900	128,172,681
Energy Transfer Partners, L.P.	2,804,700	126,379,782
Enterprise Products Partners L.P.	2,782,662	117,289,203
Niska Gas Storage Partners LLC	1,058,000	13,415,440
ONEOK Partners, L.P.	1,621,500	70,470,390
PAA Natural Gas Storage, L.P.	934,361	16,902,591
Regency Energy Partners LP	4,650,608	111,056,519
Spectra Energy Partners, LP	1,922,900	55,860,245
TC PipeLines, LP	735,400	32,063,440
Williams Partners L.P.	2,404,900	130,297,482
		897,134,663

Natural Gas Gathering/Processing — 26.1%(1)
United States — 26.1%(1)
Chesapeake Midstream Partners, L.P.	570,200	15,891,474
Copano Energy, L.L.C.	1,689,791	54,783,024
Crestwood Midstream Partners LP	1,200	30,672
Crestwood Midstream Partners LP(2)(3)	1,389,135	34,394,983
DCP Midstream Partners, LP	1,348,700	52,289,099
MarkWest Energy Partners, L.P.	1,146,700	55,098,935
Targa Resources Partners LP	1,705,200	58,488,360
Western Gas Partners LP	392,235	14,245,975
		285,222,522

Crude/Refined Products Pipelines — 25.0%(1)
United States — 25.0%(1)
Buckeye Partners, L.P.	859,900	54,156,502
Enbridge Energy Partners, L.P.	1,660,100	47,312,850
Holly Energy Partners, L.P.	735,300	37,279,710
Kinder Morgan Management, LLC(3)	779,274	47,146,098
Magellan Midstream Partners, L.P.	199,500	11,964,015
NuStar Energy L.P.	680,100	40,261,920
Oiltanking Partners LP	125,174	3,002,924
Plains All American Pipeline, L.P.	351,680	21,322,359
Sunoco Logistics Partners L.P.	109,500	9,389,625
Tesoro Logistics LP	103,800	2,429,958
		274,265,961

Propane Distribution — 4.9%(1)
United States — 4.9%(1)
Inergy, L.P.	1,891,200	53,634,432
Total Master Limited Partnerships and
Related Companies (Cost $1,387,743,731)		1,510,257,578

Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
Fidelity Institutional Money Market Portfolio,
0.11%(4) (Cost $3,320,744)	3,320,744	3,320,744
Total Investments — 138.2%(1)
(Cost $1,391,064,475)		1,513,578,322
Other Assets and Liabilities — (6.7%)(1)		(73,164,062)
Long-Term Debt Obligations — (23.3%)(1)		(255,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.2%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,095,414,260

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $34,394,983, which represents 3.1% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of August 31, 2011.

See accompanying Notes to Financial Statements.

6	Tortoise MLP Fund, Inc.

Statement of Assets & Liabilities August 31, 2011
(Unaudited)

Assets
Investments at fair value (cost $1,391,064,475)	$1,513,578,322
Dividends receivable	85
Receivable for Adviser expense reimbursement	583,963
Receivable for investments sold	5,371,396
Prepaid expenses and other assets	2,401,096
Total assets	1,521,934,862

Liabilities
Payable to Adviser	2,482,198
Payable for investments purchased	8,374,535
Distribution payable to common stockholders	18,693,272
Accrued expenses and other liabilities	3,068,701
Current tax liability	3,530
Deferred tax liability	48,898,366
Long-term debt obligations	255,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	426,520,602
Net assets applicable to common stockholders	$1,095,414,260

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 45,593,328 shares issued
and outstanding (100,000,000 shares authorized)	$45,593
Additional paid-in capital	1,014,419,309
Accumulated net investment loss, net of income taxes	(13,924,226)
Undistributed realized gain, net of income taxes	17,347,081
Net unrealized appreciation of investments, net of income taxes	77,526,503
Net assets applicable to common stockholders	$1,095,414,260
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.03

Statement of Operations Period from December 1, 2010 through August 31, 2011
(Unaudited)

Investment Income
Distributions from master limited partnerships	$72,214,440
Less return of capital on distributions	(69,770,712)
Net distributions from master limited partnerships	2,443,728
Dividends from money market mutual funds	283
Other income	280,000
Total Investment Income	2,724,011
Operating Expenses
Advisory fees	11,320,292
Administrator fees	341,055
Professional fees	159,644
Franchise fees	144,600
Stockholder communication expenses	119,303
Directors’ fees	96,914
Fund accounting fees	63,135
Custodian fees and expenses	52,207
Registration fees	31,582
Stock transfer agent fees	8,782
Other operating expenses	64,649
Total Operating Expenses	12,402,163
Leverage Expenses
Interest expense	7,064,731
Distributions to mandatory redeemable preferred stockholders	2,802,751
Amortization of debt issuance costs	286,400
Other leverage expenses	312,902
Total Leverage Expenses	10,466,784
Total Expenses	22,868,947
Less expense reimbursement by Adviser	(2,909,777)
Net Expenses	19,959,170
Net Investment Loss, before Income Taxes	(17,235,159)
Current tax benefit	16,300
Deferred tax benefit	5,188,442
Income tax benefit	5,204,742
Net Investment Loss	(12,030,417)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	26,913,567
Deferred tax expense	(9,774,889)
Net realized gain on investments	17,138,678
Net unrealized appreciation of investments, before income taxes	15,908,579
Deferred tax expense	(5,777,926)
Net unrealized appreciation of investments	10,130,653
Net Realized and Unrealized Gain on Investments	27,269,331
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$15,238,914

See accompanying Notes to Financial Statements.

2011 3rd Quarter Report	7

Statement of Changes in Net Assets
	Period from	Period from
	December 1, 2010	July 30, 2010(1)
	through	through
	August 31, 2011	November 30, 2010
	(Unaudited)
Operations
Net investment loss	$(12,030,417)	$(1,893,809)
Net realized gain on investments	17,138,678	208,403
Net unrealized appreciation of investments	10,130,653	67,395,850
Net increase in net assets applicable to common stockholders resulting from operations	15,238,914	65,710,444
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(55,697,678)	(16,345,508)
Total distributions to common stockholders	(55,697,678)	(16,345,508)
Capital Stock Transactions
Proceeds from initial public offering of 45,400,000 common shares	—	1,135,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(53,345,000)
Issuance of 189,140 common shares from reinvestment of distributions to stockholders, respectively	4,753,088	—
Net increase in net assets applicable to common stockholders from capital stock transactions	4,753,088	1,081,655,000
Total increase (decrease) in net assets applicable to common stockholders	(35,705,676)	1,131,019,936
Net Assets
Beginning of period	1,131,119,936	100,000
End of period	$1,095,414,260	$1,131,119,936

Accumulated net investment loss, net of income taxes, end of period	$(13,924,226)	$(1,893,809)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

8	Tortoise MLP Fund, Inc.

Statement of Cash Flows Period from December 1, 2010 through August 31, 2011
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$72,214,440
Dividend income received	3,783
Other income received	280,000
Purchases of long-term investments	(226,972,512)
Proceeds from sales of long-term investments	213,887,437
Purchases of short-term investments, net	(3,219,603)
Interest expense paid	(6,334,806)
Distributions to mandatory redeemable preferred stockholders	(2,512,097)
Income taxes paid	(30,170)
Other leverage expenses paid	(165,175)
Operating expenses paid	(9,170,793)
Net cash provided by operating activities	37,980,504
Cash Flows From Financing Activities
Advances from revolving line of credit	178,300,000
Repayments on revolving line of credit	(209,000,000)
Issuance of long-term debt obligations	25,000,000
Debt issuance costs	(29,186)
Distributions paid to common stockholders	(32,251,318)
Net cash used in financing activities	(37,980,504)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$15,238,914
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(235,021,700)
Proceeds from sales of long-term investments	218,726,499
Purchases of short-term investments, net	(3,219,603)
Return of capital on distributions received	69,770,712
Deferred tax expense	10,364,373
Net unrealized appreciation of investments	(15,908,579)
Net realized gain on investments	(26,913,567)
Amortization of debt issuance costs	286,400
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	3,500
Increase in receivable for investments sold	(4,839,062)
Decrease in prepaid expenses and other assets	96,205
Increase in payable for investments purchased	8,049,188
Increase in payable to Adviser, net of
expense reimbursement	244,212
Decrease in current tax liability	(46,470)
Increase in accrued expenses and other liabilities	1,149,482
Total adjustments	22,741,590
Net cash provided by operating activities	$37,980,504
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$4,753,088

See accompanying Notes to Financial Statements.

2011 3rd Quarter Report	9

Financial Highlights

	Period from	Period from
	December 1, 2010	July 30, 2010(1)
	through	through
	August 31, 2011	November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.91	$—
Public offering price	—	25.00
Income from Investment Operations
Net investment loss(3)	(0.26)	(0.04)
Net realized and unrealized gain on investments(3)	0.61	1.49
Total income from investment operations	0.35	1.45
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(1.23)	(0.36)
Total distributions to common stockholders	(1.23	(0.36)
Underwriting discounts and offering costs on issuance of common stock(4)	—	(1.18)
Net Asset Value, end of period	$24.03	$24.91

Per common share market value, end of period	$24.41	$24.14
Total Investment Return Based on Market Value(5)	6.19%	(2.02)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,095,414	$1,131,120
Average net assets (000’s)	$1,154,133	$1,087,459
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.31%	1.07%
Other operating expenses	0.13	0.12
Expense reimbursement	(0.34)	(0.28)
Subtotal	1.10	0.91
Leverage expenses	1.21	0.48
Income tax expense(7)	1.19	10.44
Total expenses	3.50%	11.83%
Ratio of net investment loss to average net assets before expense reimbursement(6)	(1.72)%	(0.79)%
Ratio of net investment loss to average net assets after expense reimbursement(6)	(1.38)%	(0.51)%
Portfolio turnover rate(6)	18.25%	3.65%
Short-term borrowings, end of period (000’s)	—	$30,700
Long-term debt obligations, end of period (000’s)	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000
Per common share amount of long-term debt obligations outstanding, end of period	$5.59	$5.07
Per common share amount of net assets, excluding long-term debt obligations, end of period	$29.62	$29.98
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(8)	$5,649	$5,684
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	565%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(9)	$104	$106
Asset coverage ratio of preferred stock(9)	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2010 through August 31, 2011, the Company accrued $16,300 for current income tax benefit and $10,364,373 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) August 31, 2011

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from July 30, 2010 through November 30, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 11 percent of total distributions as investment income and approximately 89 percent as return of capital.

Subsequent to November 30, 2010, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2009 through November 30, 2010 based on the 2010 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,184,000 or $0.048 per share ($1,381,000 or $0.030 per share, net of deferred tax benefit) and an increase in unrealized appreciation of investments of approximately $2,184,000 or $0.048 per share ($1,381,000 or $0.030 per share, net of deferred tax expense) for the period from December 1, 2010 through August 31, 2011.

Subsequent to the period ended February 28, 2011, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2011 estimates, after considering the final allocations for 2010. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,048,000 or $0.045 per share ($1,296,000 or $0.028 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $1,690,000 or $0.037 per share ($1,069,000 or $0.023 per share, net of deferred tax expense) and an increase in realized gains of approximately $358,000 or $0.008 per share ($227,000 or $0.005 per share, net of deferred tax expense).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act of the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their

2011 3rd Quarter Report	11

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distribution to common stockholders for the year ended November 30, 2010 and the period ended August 31, 2011 was 100 percent return of capital. For tax purposes, the Company’s distribution to common stockholders for the year ended November 30, 2010 was 100 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2011.

Distributions to mandatory redeemable preferred stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its mandatory redeemable preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs for the Series F and Series G Notes issued in May 2011 were $11,747 and $7,832, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended August 31, 2011.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in securities of energy infrastructure companies and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.25 percent of average monthly Managed Assets for the period from July 30, 2010 through July 27, 2011, 0.20 percent of average monthly Managed Assets for

12	Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

the period from July 28, 2011 through December 31, 2012, 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$8,132,427
Deferred tax liabilities:
Basis reduction of investment in MLPs	12,006,954
Net unrealized gains on investment securities	45,023,839
57,030,793
Total net deferred tax liability	$48,898,366

At August 31, 2011, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2011, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2011, as follows:

Application of statutory income tax rate	$8,955,445
State income taxes, net of federal tax benefit	447,772
Foreign tax benefit, net of federal tax effect	(10,310)
Change in deferred tax liability due to change in overall tax rate	(122,761)
Nondeductible payments on preferred stock	1,077,927
Total income tax expense	$10,348,073

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its blended state income tax rate, decreasing the overall rate from 36.78 percent to 36.75 percent due to anticipated state apportionment of income and gains.

For the period from December 1, 2010 through August 31, 2011, the components of income tax expense include current foreign tax benefit (for which the federal tax effect is reflected in deferred tax expense) of $16,300 and deferred federal and state income tax expense (net of federal tax benefit) of $9,870,831 and $493,542, respectively.

As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $3,343,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire in the year ending November 30, 2030.

As of August 31, 2011, the aggregate cost of securities for federal income tax purposes was $1,358,392,492. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $194,719,844, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $39,534,014 and the net unrealized appreciation was $155,185,830.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2011	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,510,257,578	$1,475,862,595	$34,394,983	$—
Total Equity Securities	1,510,257,578	1,475,862,595	34,394,983	—
Other:
Short-Term Investments(b)	3,320,744	3,320,744	—	—
Total Other	3,320,744	3,320,744	—	—
Total	$1,513,578,322	$1,479,183,339	$34,394,983	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at August 31, 2011.

2011 3rd Quarter Report	13

Notes to Financial Statements (Unaudited) (Continued)

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2010 through August 31, 2011.

7. Restricted Security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at August 31, 2011.

					Fair	Fair
					Value	Value as
	Number of	Acquisition	Acquisition	Fair	Per	Percent of
Investment Security	Shares	Date	Cost	Value	Share	Net Assets
Crestwood Midstream Partners LP
Unregistered Class C Units	1,389,135	4/1/11	$33,000,030	$34,394,983	$24.76	3.1%

The carrying value per unit of unrestricted common units of Crestwood Midstream Partners LP was $30.37 on February 18, 2011, the date of the purchase agreement and the date an enforceable right to acquire the restricted Crestwood Midstream Partners LP units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2010 through August 31, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $235,021,700 and $218,726,499 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $255,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, Series D, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series A, Series B, Series C, Series D, and Series G Notes accrue interest at fixed rates and the Series E and Series F Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.70 and 1.35 percent, respectively. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E and Series F Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2011.

		Interest		Notional/Carrying	Estimated
Series	Maturity Date	Rate		Amount	Fair Value
Series A	December 15, 2013	2.48%		$12,000,000	$12,092,932
Series B	December 15, 2015	3.14%		24,000,000	24,447,825
Series C	December 15, 2017	3.73%		57,000,000	58,429,339
Series D	December 15, 2020	4.29%		112,000,000	114,351,135
Series E	December 15, 2015	1.95	%(1)	25,000,000	25,000,000
Series F	May 12, 2014	1.63	%(2)	15,000,000	15,000,000
Series G	May 12, 2018	4.35%		10,000,000	10,502,513
				$255,000,000	$259,823,744

(1)	Floating rate; weighted-average rate for period from December 1, 2010 through August 31, 2011 was 1.98 percent.
(2)	Floating rate; weighted-average rate for period from initial issuance on May 12, 2011 through August 31, 2011 was 1.62 percent.

14	Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

10. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at August 31, 2011. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of August 31, 2011.

			Aggregate		Estimated
	Mandatory	Fixed	Liquidation	Shares	Fair
Series	Redemption Date	Rate	Preference	Outstanding	Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,292,061
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	66,147,981
			$90,000,000	3,600,000	$91,440,042

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit Facility

On September 24, 2010, the Company entered into a $60,000,000 committed credit facility maturing September 23, 2011. Under the terms of the credit facility, Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

On January 13, 2011, the Company entered into an amendment to its credit facility. Under the terms of the amendment, the amount available under the credit facility was increased to $95,000,000 for a maximum of 120 days. On March 11, 2011, the Company entered into an amendment to its credit facility that reduced the amount available under the facility to $80,000,000.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2011 was approximately $39,200,000 and 1.48 percent, respectively. At August 31, 2011, there was no principal balance outstanding.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2011, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 45,593,328 shares outstanding at August 31, 2011. Transactions in common stock for the period ended August 31, 2011, were as follows:

Shares at November 30, 2010	45,404,188
Shares issued through reinvestment of distributions	189,140
Shares at August 31, 2011	45,593,328

13. Subsequent Events

On September 1, 2011, the Company paid a distribution in the amount of $0.41 per common share, for a total of $18,693,265. Of this total, the dividend reinvestment amounted to $4,370,048.

On September 23, 2011, the Company entered into an amendment to its credit facility that extends the credit facility through September 21, 2012. The terms of the amendment provide for an unsecured revolving credit facility of $65,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 3rd Quarter Report	15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2011, the aggregate compensation paid by the Company to the independent directors was $97,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16	Tortoise MLP Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 9/30/11
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,466
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,439
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$746
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$193
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$199
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$104
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/11)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

NTG LISTED NYSE

Tortoise MLP Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise MLP Fund, Inc.